UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐	Soliciting Material Pursuant to §240.14a-12
BROWN SHOE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 27, 2010. Meeting Information BROWN SHOE COMPANY, INC. Meeting Type: Annual Meeting For holders as of: March 31, 2010 Date: May 27, 2010 Time: 11:00 AM CDT Location: Brown Shoe Company, Inc. Conference Center 8300 Maryland Avenue St. Louis, Missouri 63105 You are receiving this communication because you hold shares in the above named company. BROWN SHOE COMPANY, INC. 8300 MARYLAND AVENUE This is not a ballot. You cannot use this notice to vote these shares. ST. LOUIS, MO 63105 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. By: Michael I. Oberlander Senior Vice President, General Counsel and Corporate Secretary See the reverse side of this notice to obtain M23896-Z52657 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow 1234 5678 9012 available and follow the instructions. M23897-Z52657 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Carla Hendra 02) Ward M. Klein 03) W. Patrick McGinnis 04) Diane M. Sullivan 05) Hal J. Upbin The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of Ernst & Young LLP as the Company’s independent registered public accountants. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M23898-Z52657

M23899-Z52657